                                                                   EXHIBIT 10.11

                          ** I M P 0 R T A N T **

             PLEASE FOLLOW THESE INSTRUCTIONS WHEN COMPLETING
                     THE LEASE FOR YOUR EQUIPMENT.

In the event you identify ANY errors in this package, PLEASE DO NOT CORRECT THEM. Call our office for assistance, 1-800-409-3355
                     ITEMS ENCLOSED FOR SIGNATURE:
                     ----------------------------

   DOCUMENT                  AUTH. SIGNATOR (S)        INSTRUCTIONS
   --------                  ------------------        ------------
1) LEASE AGREEMENT           CORPORATE OFFICER         Sign, Title and Date
2) CREDIT APPLICATION        CORPORATE OFFICER         Sign  Title and Date

                         NO STAMPED SIGNATURES PLEASE

                         PLEASE PROVIDE THE FOLLOWING:
                         ----------------------------

1) CHECK FROM:  PROSOFT DEVELOPMENT CORP
                ------------------------
   PAYABLE TO:  SANWA LEASING CORPORATION

*       Checks from non-commercial accounts, or accounts styled     *
*        differently than Lessee name on lease agreement WILL       *
*             require approval upon receipt of paperwork.           *

        FOR: $ 6,743.51  (Represents Advance Payment)
               4,387.08  (Sales Tax on Advance Payment)
             +    35.00  (Represents lease processing fee)
             ----------
             $71,915.59  Total Amount

   NO MONEY ORDERS, CASHIER CHECKS, PERSONAL CHECKS OR TEMPORARY CHECKS

Please place ALL of the above mentioned items in the PRE-PAID FEDERAL EXPRESS OVERNIGHT LETTER provided and return as soon as possible. The Airbill is preprinted and ready to use.

PRODUCTION OF YOUR EQUIPMENT ORDER CANNOT BEGIN UNTIL ALL OF THE ITEMS ABOVE ARE COMPLETED AS SPECIFIED AND RETURNED TO LEASING GROUP, INC.


                            ** T H A N K   Y O U **

                    PLEASE REMEMBER TO ENCLOSE YOUR CHECK!!
                    ---------------------------------------

SANWA LEASING CORPORATION        LEASE AGREEMENT                   Lease#:______
- --------------------------------------------------------------------------------
Lessee:  PROSOFT DEVELOPMENT CORP
- --------------------------------------------------------------------------------
Terms and Equipment - See Equipment Schedule attached to and made a part hereof
1. LEASE AGREEMENT; PAYMENTS: We agree to lease to you and you agree to lease from us the equipment ("Equipment") listed below or identified in any attached equipment schedule ("Equipment Schedule"). You promise to pay to us the lease payments according to the terms of the payment schedule shown on the Equipment Schedule hereto.
2. GENERAL TERMS; PAYMENT ADJUSTMENTS; EFFECTIVENESS: You agree to all the terms and conditions on all signed pages of this Lease. This Lease is a complete and exclusive statement of our agreement. The Equipment will not be used for personal, family or household purposes. If the Equipment cost varies from the estimate, you agree that we may adjust the Lease payment accordingly, upward or downward, up to twenty percent (20%). You acknowledge receipt of a copy of this Lease and acknowledge that you have selected the Equipment and reviewed the supply contract under which we will obtain the equipment. THIS LEASE IS NOT BINDING ON US AND WILL NOT COMMENCE UNTIL WE ACCEPT IT IN OUR TROY, MICHIGAN OFFICE. You appoint us as your attorney-in-fact to execute, deliver and record financing statements on your behalf to show our interest in the Equipment. You agree that we are authorized without notice to you to supply missing information or correct obvious errors in this Lease. Any security deposit you have given us may be used by us to cover any costs or losses we may suffer due to your default of this Lease.
3. LATE/OTHER CHARGES: If any payment is not made when due, you agree to pay a late charge at the rate of 15% of such late payment or $25, whichever is greater, and each month thereafter, a finance charge of one and three-quarter percent (1 3/4%) on any unpaid balance. You also agree to pay $25 for each collection call made by us and pay $25 for each returned check. You also agree to pay a documentation fee of $35.
4. RENEWAL: After the original Lease term expires, this Lease automatically renews for successive one (1) month terms unless you send us written notice that you do not want it to renew at least sixty (60) days before the end of any term.
5. EQUIPMENT OWNERSHIP: We are and shall remain the sole owner of the Equipment. You agree to keep the Equipment free from liens and encumbrances.
6. NO WARRANTIES: We are leasing the Equipment to you "AS IS", WITH NO WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. We assign to you for the term of this Lease any transferable manufacturer or supplier warranties. We are not liable to you for any breach of those warranties. You agree that upon your acceptance of the Equipment, you will have no set-offs or counter-claims against us.
7. MAINTENANCE; USE; INSTALLATION: You are responsible for installation and maintenance of, and for any damage to, the Equipment. You must maintain and use the Equipment in compliance with all laws and regulations. If the Equipment malfunctions, is damaged, lost or stolen, you agree to continue to make all payments due under this Lease.
8. EQUIPMENT LOCATION: You will keep the Equipment only at the address shown on the Equipment SCHEDULE hereto, and you will not move it from that address without our prior written consent.
9. INSURANCE: Until this Lease is paid in full and the Equipment has been returned to us, you will: 1) keep the Equipment insured for its full replacement value against all types of loss, including theft, and name us as loss payee;
and, 2) provide and maintain an acceptable general public liability insurance policy. If you do not provide us with acceptable evidence of insurance, we may, but will have no obligation to, obtain insurance for you and add a charge to your monthly payments which will include the premium cost and related costs.
10. LIABILITY: WE ARE NOT RESPONSIBLE FOR ANY LOSSES OR INJURIES TO YOU OR ANY THIRD PARTIES CAUSED BY THE EQUIPMENT OR ITS USE. You agree to reimburse us for and to defend us against any claims for losses or injuries caused by the Equipment and any costs or attorney fees relative to those claims.
11. TAXES/PERSONAL PROPERTY TAX FEES: You agree to show the Equipment as
"leased property" on all personal property tax returns. You agree to pay us all personal property tax assessed against the Equipment or at our sole election we may opt to charge you a liquidated monthly personal property tax fee. We will advise you in writing of your personal property tax fee. You agree to reimburse us for applicable sales and/or use tax and all other taxes, fees, fines and penalties which may be imposed, levied or assessed by any federal, state or local government or agency which relate to this Lease, the Equipment or its use.

  LESSEE SIGN HERE: /s/ BROOKS C. CORBIN              DATE:   6/21/96
                   -------------------------                  -------
                                                        LGI Reference # 10166705

12. ASSIGNMENT: YOU MAY NOT SELL, PLEDGE, TRANSFER, ASSIGN OR SUBLEASE THE EQUIPMENT OR THIS LEASE. We may sell, assign or transfer this Lease and/or the Equipment. The new owner will have the same rights that we have, but you agree you will not assert against the new owner any claims, defenses or set offs that you may have against us or any supplier.
13. DEFAULT/DAMAGES: If you fail to make any Lease payment when due or otherwise default on this Lease, we may accelerate the remaining balance due on the Lease and demand the immediate return of the Equipment to us. If you do not return the Equipment to us within ten (10) days of our notice of your default, you will also pay a liquidated Equipment charge equal to anticipated lease-end residual value of the Equipment. We may also use any remedies available to us under the Uniform Commercial Code or any other applicable law. You agree to pay our attorney's fees at 25% of the amount you owe, plus all actual costs, including all costs of any Equipment repossession. You agree that we have no duty to mitigate any damages to us caused by your default. You waive any notice of our repossession or disposition of the Equipment. By repossessing any Equipment, we do not waive our rights to collect the balance due on the Lease. We will not be responsible to you for any consequential or incidental damages. Our delay or failure to enforce our rights under this Lease will not prevent us from doing so at a later time.
14. CHOICE OF LAW; JURISDICTION; VENUE; NON-JURY TRIAL: You and any Guarantor agree that this Lease will be deemed fully executed and performed in the State of Michigan and will be governed by Michigan law. You and any Guarantor expressly agree to: (A) BE SUBJECT TO THE PERSONAL JURISDICTION OF THE STATE OF MICHIGAN; (B) ACCEPT VENUE IN ANY FEDERAL OR STATE COURT IN MICHIGAN AND
(C) WAIVE ANY RIGHT TO TRIAL BY JURY. Any Lease charges which exceed the amount allowed by law shall be reduced to the maximum allowed.
15. FINANCE LEASE; AMENDMENTS: THIS LEASE IS A "FINANCE LEASE" UNDER THE UNIFORM COMMERCIAL CODE AS ADOPTED IN MICHIGAN ("UCC"). THIS LEASE MAY NOT BE AMENDED EXCEPT BY A WRITING WHICH WE HAVE SIGNED. YOU WAIVE ANY AND ALL RIGHTS AND REMEDIES YOU MAY HAVE UNDER UCC 2A-508 THROUGH 2A-522, INCLUDING ANY RIGHT
TO: (A) CANCEL THIS LEASE; (B) REJECT TENDER OF THE EQUIPMENT; (C) REVOKE ACCEPTANCE OF THE EQUIPMENT; (D) RECOVER DAMAGES FOR ANY BREACH OF WARRANTY; AND
(E) MAKE DEDUCTIONS OR SET-OFFS, FOR ANY REASON, FROM AMOUNTS DUE US UNDER THIS LEASE. IF ANY PART OF THIS LEASE IS INCONSISTENT WITH UCC 2A, THE TERMS OF THIS LEASE WILL GOVERN.
16. EQUIPMENT RETURN: At the end of the Lease term, you will immediately crate, insure and ship the Equipment, in good working condition, to us by means we designated, with all expenses to be prepaid by you. If you fail to return the Equipment to us as agreed, you shall pay to Lessor 1 1/2 times the regular Lease payment for any month or partial month from the end of the term until the Equipment is returned. You will be responsible for any damage to the Equipment during shipping.
17. SAVINGS: If any provision of this Lease is unenforceable, invalid or illegal, the remaining provisions will continue to be effective.
18. FAX LEASE: If you transmit this Lease to us by fax, the fax version of this Lease, as received by us, shall constitute the original Lease and shall be binding on you as if it were manually signed. We may treat and rely upon any fax version of this Lease as the signed original. However, no fax version of this lease shall become effective and binding against us until manually signed by us in our Michigan offices. If you elect to sign and transmit this Lease by fax, you waive notice of our acceptance of the Lease, and waive receipt of a copy of the accepted Lease.

IMPORTANT: NEITHER THE SUPPLIER NOR ANY SALESPERSON ARE THE LESSOR'S AGENT. THEIR STATEMENTS WILL NOT AFFECT THE RIGHTS OR OBLIGATIONS PROVIDED IN THIS LEASE.

THIS LEASE MAY NOT BE CANCELED.
Accepted in Troy, Michigan, on                , 19    .
                              ---------------     ----

       PROSOFT DEVELOPMENT CORP                                                 SANWA LEASING CORPORATION

                    (Lessee)                                                            (Lessor)


   By:                                                                      By:
      ---------------------------------------                                  ---------------------------------------

   Print name:                                                              Print: name:

      ---------------------------------------                                  ---------------------------------------

   Title:                                                                   Title:

      ---------------------------------------                                  ---------------------------------------

   Date:                                                                    Date:

      ---------------------------------------                                  ---------------------------------------


                                                          LGI Reference#10166705

                         P U R C H A S E   O P T I O N


                                                  Lease #
                                                         ---------------------

This option is incorporated as part of the Lease between SANWA LEASING CORPORATION, Lessor, and PROSOFT DEVELOPMENT CORP, Lessee.

Lessor hereby grants to the above named Lessee, the option to purchase the Equipment ("Option") covered by the aforesaid Lease for:

   OPTION PRICE: $ 1.00
plus applicable sales tax, if any. Lessee may exercise such Option upon the expiration of said Lease (either the original term or any modification or extension thereof mutually agreed upon in writing), provided that, at that time, all rental and other sums payable by the Lessee over the entire term of the Lease have been paid in full and the Lessee is not otherwise in default thereof. Lessee must provide to Lessor written notice of its intent to exercise said Option at least thirty (30) days, but not more than sixty (60) days, prior to the expiration of said Lease. Upon receipt of the Option Price, the Lessor will execute and deliver to the Lessee an "as is" bill of sale of said Equipment, at its then location and in its then condition, without any warranty or representation by, or recourse against, the Lessor. Lessee agrees that the existence of this Option does not render the Lease other than a true lease, nor does Lessee acquire any ownership interest in the Equipment until the Option is actual1y exercised.

LESSEE: PROSOFT DEVELOPMENT CORP               LESSOR: SANWA LEASING CORPORATION

   Illegible Signature
- --------------------------------               --------------------------------
Signed                                         Signed
           CFO
- --------------------------------               --------------------------------
Title                                          Title
          6-21-96
- --------------------------------               --------------------------------
Date                                           Date

                                                          LGI REFERENCE #1166689

                                  SCHEDULE A

           Lessee:   PROSOFT DEVELOPMENT CORP.
  Mailing Address:   7100 KNOTT AVENUE, BUENA PARK, CA 90620
Equipment Address:   5730 BOWDEN ROAD STE. 107, JACKSONVILLE, FL 32216
SUPPLIER: COMPUSA-ANAHEIM 550 NORTH EUCLID, ANAHEIM, CA 92801

     Months:     Monthly Pay   Tax         Total     $0.00 Security Deposit
     *      12   $   6433.71 + $418.19=    $6851.90  Due and payable with the
                                                     first monthly payment.


     *ADDITIONAL PROVISIONS:
     One (1) Advance payment of $69,992.47 plus tax of $4,549.51 followed by Twelve (12) monthly payments of $6,433.71 plus tax of $418.19.


                                   EQUIPMENT
     43 CMPQ PENT    43 MONITORS    2 PRINTERS    2 INFOCUS LCD PWR  VIEW



                                                     Subtotal $139,984.94
                                                     Freight         0.00
                                                     Tax             0.00
                                                     --------------------
                                                      TOTAL   $139,984.94